SUPPLEMENT DATED AUGUST 1, 2012 TO
                      THE PROSPECTUS DATED MARCH 23, 2012

                   GUGGENHEIM DEFINED PORTFOLIOS, SERIES 881

               Diversified Dividend & Income Portfolio, Series 15
                              File No. 333-179202

     Notwithstanding anything to the contrary in the Prospectus, the deferred sales fee will be deducted in four monthly installments. The first three installments (approximately $0.0817 per unit) will be deducted on the last business day of each month from October 2012 through December 2012 and the remaining amount of the deferred sales fee ($0.10 per unit) will be deducted on the last business day in January 2013. Please see the Prospectus for additional information.


                       Please keep for future reference.